UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 16, 2009
 Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street, New York, New York	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 8.01 Other events.
Certain sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 of the undersigned registrant, Bowne & Co., Inc. (the “Company”), are hereby superseded to reflect the Company’s adoption of Financial Accounting Standards Board Staff Position APB 14-1 “Accounting for Convertible Debt Instruments that May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). FSP APB 14-1 was adopted by the Company in January 2009 and required retrospective application. The impact of the adoption of FSP APB 14-1 is discussed in detail in Note 21 to the Company’s Consolidated Financial Statements for the year ended December 31, 2008, which is attached hereto as Exhibit 99.3. The Company currently has approximately $8.3 million of convertible subordinated debentures outstanding.
The attached exhibits contain the portions of the Company’s 2008 Form 10-K that are affected by the adoption of FSP APB 14-1. Exhibit 99.1 reflects changes made to Item 6 — Selected Financial Data. Exhibit 99.2 reflects changes made to Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations. Exhibit 99.3 contains Item 8 — Financial Statements and Supplementary Data, which includes the complete set of consolidated financial statements from the Company’s 2008 Form 10-K as recasted for the retrospective application of the impact of adopting FSP APB 14-1. These recasted financial statements are now a part of the Company’s historical financial statements.
The information presented in Exhibits 99.1, 99.2, 99.3 and 99.4 to this current report on Form 8-K updates the information set forth in Items 6, 7, 8 and Exhibit 23.1 to our Annual Report on Form 10-K for the year ended December 31, 2008. None of the exhibits to this current report on Form 8-K reflect events after the filing of our 2008 Annual Report, and none of such exhibits modify or update the disclosure in our 2008 Annual Report other than to reflect the changes relating to the retrospective adoption of FSP APB 14-1 as described above. As we have not modified or updated any other disclosures presented in our 2008 Annual Report, all of such disclosures only refer to conditions existing as of the date of our 2008 Annual Report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following exhibits are included herewith:

Exhibit
Number	Description

99.1	2008 Form 10-K, Item 6 — Selected Financial Data

99.2	2008 Form 10-K, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	2008 Form 10-K, Item 8 — Financial Statements and Supplementary Data

99.4	Consent of KPMG LLP, Independent Registered Public Accounting Firm

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
July 16, 2009	By:	/s/ John J. Walker
		Name:	John J. Walker
		Title:	Senior Vice President and Chief Financial Officer